UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure.

On March 15, 2021, certain wholly-owned subsidiaries of Trinseo S.A. (the “Company”) commenced an offering to sell, subject to market and other conditions, $450.0 million aggregate principal amount of Senior Notes due 2029 (the “Notes”) in an offering (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made in connection with the Company’s previously announced binding offer with Arkema S.A. (the “PMMA Acquisition”) to acquire Arkema’s polymethyl methacrylates and activated methyl methacrylates business, through the purchase of shares of certain subsidiaries of Arkema S.A. (the “PMMA Business”). The historical legacy PMMA business (also referred to as the “Arkema business”, the “Mallarmé business”, or the “Mallarmé combined group”) also included the operations of a manufacturing site in South Korea. However, this site is not within the scope of the PMMA Acquisition. As such, the unaudited pro forma combined financial information described below includes transaction accounting adjustments reflecting the exclusion of the South Korea site and related operations.

In connection with the Offering, the Company provided potential investors with a preliminary offering memorandum, dated March 15, 2021 (the “Preliminary Offering Memorandum”). The Preliminary Offering Memorandum contains (i) unaudited pro forma condensed combined financial information and notes thereto giving effect to the Company’s pending acquisition of the PMMA Business and (ii) other information not previously disclosed by the Company. This information is included in Exhibits 99.1 and 99.2 attached hereto, respectively, and is incorporated by reference into this Item 7.01.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes and shall not constitute an offer, solicitation or sale of the Notes in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information contained in Item 7.01 of this Current Report and in the accompanying exhibits shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial information and notes thereto relating to the Company’s proposed acquisition of the PMMA Business.

99.2	Supplemental FD Disclosure

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

By:	/s/ David Stasse
Name:	David Stasse
Title:	Executive Vice President and Chief Financial Officer

Date: March 15, 2021